Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MIND Technology, Inc. (the “Company”) on Form 10-Q for the quarterly period ended July 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert P. Capps, Chief Executive Officer of the Company, and Mark A. Cox, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert P. Capps

Robert P. Capps

President, Chief Executive Officer and Director

(Principal Executive Officer)

September 12, 2024

/s/ Mark A. Cox

Mark A. Cox

Chief Financial Officer and Vice President of Finance and Accounting

(Principal Financial Officer)

September 12, 2024